Exhibit 99.2

1 MetaVia Inc. Transforming Cardiometabolic Diseases November 2026 Nasdaq: MTVA MetaVia Inc. — DA -1726 & vanoglipel programs, November 2026

2 Disclaimers This presentation (this “Presentation”) includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “believes”, “expects”, “anticipates”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “projects”, “plans”, “estimates” or the negative of these words or other comparable terminology (as well as other words or expressions referencing future events, conditions or circumstances). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the market size and potential growth opportunities of our current product candidates; the safety, efficacy, tolerability and other potential benefits, such as weight loss, associated with our current product candidates; the competitive differentiators of our current product candidates; potential collaborations and/or licensing partners for our current product candidates; our planned clinical trial activities for our current product candidates; the expected timeline for topline data release dates; and our planned submissions of investigational new drug applications and meetings with the U.S. Food and Drug Administration. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, without limitation, those risks associated with our ability to execute our commercial strategy; the sufficiency of our existing cash on hand to fund our operations and raising additional capital; adverse global economic conditions; our ability to execute on our commercial strategy; the timeline for regulatory submissions, regulatory steps and potential regulatory approval of our current and future product candidates; the ability to realize the benefits of the license agreement with Dong-A ST Co. Ltd. (the "License Agreement"), including the impact on our future financial and operating results; the ability to integrate our current and future product candidates into our business in a timely and cost-efficient manner; the cooperation of our contract manufacturers, clinical study partners and others involved in the development of our current and future product candidates; potential negative interactions between our product candidates and other products for which they are combined for treatment; and our ability to initiate and complete clinical trials on a timely and in a cost-efficient manner; our planned clinical trials and our ability to recruit subjects for our clinical trials; the costs related to the License Agreement, known and unknown, including costs of any litigation or regulatory actions relating to the License Agreement; effects of the changes in applicable laws or regulations; the effects of changes to our stock price on the terms of the License Agreement and any future fundraising; and our ability to obtain, maintain, protect and/or enforce sufficient intellectual property rights. Additional risks and uncertainties that could affect our financial results and business are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”), filed with the Securities and Exchange Commission (“SEC”) on March 26, 2026, and in our other SEC filings. These forward-looking statements are based on information currently available to us and our current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of our 2025 Form 10-K, and our other filings with the SEC. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to this Presentation. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

3 Disclaimers No head-to-head study has been conducted between DA-1726 or vanoglipel and any product or product candidate shown in this Presentation. Data for products other than DA-1726 and vanoglipel are based on publicly available third-party sources, including company disclosures and peer-reviewed publications, and have not been generated or verified by the Company. Trials differ in patient population, dose, duration, measurement method, and statistical approach (placebo-adjusted vs. own-arm change; MRI vs. DXA). Because of these differences, cross-trial comparisons should be interpreted with caution, and no conclusions regarding the relative safety or effectiveness of DA-1726 or vanoglipel should be drawn from any comparisons presented in this Presentation. This Presentation also may contain estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This Presentation speaks only as of the date of the information contained herein and the Company does not have any obligation to update or correct any information herein. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

Investment Highlights Two clinical-stage liver-metabolic assets with five catalysts over the next fifteen months 4 TWO ASSETS, ONE LIVER STRATEGY MetaVia is now a liver-focused cardiometabolic company: DA-1726 toward MetALD / ALD, vanoglipel + resmetirom toward MASH — one disease continuum, two entry points. DA-1726 — PART 3B INTERIM, DAY 109 −68% liver fat, placebo-adjusted −13.5% placebo-adjusted body weight and −0.24 pp HbA1c vs. placebo, lean mass relatively preserved; no new GI adverse events after Week 9. DA-1726 — NEXT INDICATION 10.7M US adults with MetALD, no approved therapy A 3:1 GLP1R/GCGR agonist acting on hepatic fat and adipose. Phase 2 in MetALD / ALD targeted to start 2H 2027. VANOGLIPEL — PHASE 2a, N=109 −22.8 U/L ALT at Week 16 vs −6.7 on placebo Liver fat and inflammation markers improved; weight-neutral; adverse events at placebo-like rates in the 108 treated, none leading to discontinuation. VANOGLIPEL + RESMETIROM 2 species synergy shown in mice and monkeys Oral, once-daily fixed-dose combination for MASH: better NAS than either drug alone; weight loss only in combination. Phase 2a start 1H 2027. FIVE CATALYSTS IN FIFTEEN MONTHS H2 2026 FDA meeting on the combination data Nov 2026 Part 3B interim results — oral presentation, Precision Liver Symposium; Obesity Week poster Q1 2027 DA-1726 Part 3A / 3B topline 1H 2027 Combination Phase 2a in MASH — start 2H 2027 DA-1726 Phase 2 in MetALD / ALD NASDAQ MTVA CASH, JUNE 30, 2026 $12.6M · no debt LARGEST HOLDER Dong-A ST, 26.8% HEADQUARTERS Massachusetts, USA DA-1726: Part 3B interim, n=15 active / 4 placebo. Vanoglipel: NCT06054815. Combination: MetaVia nonclinical studies in DIO-MASH mice and obese cynomolgus monkeys. Milestones assume regulatory and clinical success, which is not guaranteed. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

A Liver-Focused Cardiometabolic Company Two assets, one disease continuum — open white space at the MetALD / ALD end; a validated path and a $1B-a-year incumbent at the MASH end 5 MASLD metabolic drivers, little or no alcohol MASH steatohepatitis with fibrosis — 2 approved drugs MetALD metabolic drivers plus moderate alcohol — 0 approved ALD alcohol-related liver disease — 0 approved VANOGLIPEL + RESMETIROM — oral, once-daily fixed-dose combination for MASH DA-1726 — liver focused, MetALD / ALD MetALD / ALD — WHERE DA-1726 IS HEADED: NO ONE IS THERE 10.7M US adults with MetALD 4.1% of the adult population 2.5× prevalence rise since 1988–90 1.6% → 4.1%, tracking obesity, diabetes, alcohol 0 approved treatments no dedicated Phase 3 program in the category 45% higher risk of premature death than abstainers without steatotic liver disease (adjusted HR 1.45). Glucagon-receptor agonism acts on hepatic fat and adipose — the tissues where DA-1726 concentrates (−68% liver fat at Day 109 in obesity). MASH — WHERE THE COMBINATION COMPETES: THE PATH IS PROVEN $364M Rezdiffra net sales, Q2 2026 +71% YoY · ~$1.3B trailing twelve months 50,000+ patients on Rezdiffra as of July 2026, more than double the prior year 2 approved MASH drugs resmetirom (Mar 2024) · semaglutide (Aug 2025) The incumbent leaves two gaps — most patients do not resolve NASH, and it is weight-neutral — and is itself building a combination. An oral, once-daily FDC that adds both builds on an established prescriber and payer base. NEXT CLINICAL TRIALS DA-1726 — Phase 2 in MetALD / ALD Start 2H 2027 48 weeks up to 150 subjects non-biopsy obese adults with MetALD / ALD First dedicated trial in the category; non-invasive liver and metabolic endpoints, design to be finalized with FDA. Vanoglipel + resmetirom — Phase 2a in MASH Start 1H 2027 12 weeks ~100 patients non-biopsy presumed MASH population Randomized proof-of-concept, co-administration; modeled on the vanoglipel Phase 2a (NCT06054815). MetALD: Younossi et al., Lancet Gastroenterol Hepatol 2026; Paik et al., J Clin Gastroenterol 2025. Rezdiffra: Madrigal Q2 2026 results. Approvals: REZDIFFRA USPI (2024); semaglutide MASH indication (2025). Milestones assume regulatory and clinical success, which is not guaranteed. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

Leadership Team 6 EXECUTIVE LEADERSHIP Hyung Heon Kim Chief Executive Officer – 20+ years in M&A, financing and corporate governance; 10+ years of licensing and M&A with Dong-A Group – Former General Counsel and SVP, Dong-A ST and Dong-A Socio Group – JD, Washington University School of Law Sarah Browne, MD Chief Medical Officer – 20+ years in clinical development and regulatory science, specializing in liver and metabolic diseases, including MASH – Former VP, Clinical Development at Altimmune; led pemvidutide through Phase 2 and Phase 3 planning – Former FDA and NIH; MD, Virginia Commonwealth University Mi-Kyung Kim, Ph.D., RPh Chief Scientific Officer – 25+ years in drug discovery research at Dong-A ST – Diabetes, obesity, MASH and immune-mediated disease – Ph.D., RPh, College of Pharmacy, Ewha Womans University Marshall H. Woodworth Chief Financial Officer – 35+ years of financial experience; 20+ years working with life-science investors and analysts – CFO of Nevakar, Braeburn Pharmaceuticals, Aerocrine and Furiex Pharmaceuticals – MBA, Indiana University Biographies as of November 2026. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

DA-1726 — Part 3B Interim Results at 16 Weeks A once-weekly 3:1 GLP1R/GCGR dual agonist for obesity, with potential in MetALD/ALD. Day 109 interim: −68% placebo-adjusted liver fat, −13.5% placebo-adjusted body weight and −0.24 pp HbA1c vs. placebo, lean mass relatively preserved — and no new GI adverse events after Week 9. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026 7

Part 3B Interim Highlights at 16 Weeks ✓ Consistent reductions across visceral and subcutaneous fat depots — VAT −22% (p<0.001), ASAT −19% (p=0.002), TAT −19% (p<0.001) — and waist circumference −9.1% (placebo-adjusted, p<0.001). ✓ HbA1c −0.44 pp on DA-1726 (p<0.001) and −0.24 pp vs. placebo (p=0.006) in a population without diabetes (baseline 5.79%); every subject with a Day 109 value fell by 0.3–0.8 pp. ✓ Placebo-adjusted liver fat reduction of −68% (MRI-PDFF, GMR 0.32, p<0.001). All five subjects with steatosis at entry (PDFF ≥5%) were below 5% by Day 109 — mean 8.3% → 3.0% (−5.3 pp, p=0.005). ✓ Placebo-adjusted body weight reduction of −13.5% (−13.5 kg; p<0.001) at Day 109 (~16 weeks), Part 3B interim (n=15 active vs. 4 placebo). ✓ Favorable safety and tolerability at Day 109: no new GI adverse events after Week 9 (Day 63) through study end (Day 109), and 0% study discontinuation due to GI AE. ✓ Favorable results support continued development toward Part 3A/3B topline in Q1 2027 and a Phase 2, 48-week, non-biopsy study in MetALD and ALD (up to 150 subjects), targeted to start in 2H 2027. 8 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

DA-1726 in MetALD / ALD DA-1726 also carries potential in liver-focused MetALD/ALD, consistent with GCGR's role in adipose and hepatic fat. Planning for a Phase 2, 48-week, non-biopsy study in MetALD with up to 150 subjects, targeted to start in 2H 2027. 9 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

Metabolic and Alcohol-Associated Liver Disease (MetALD) – A Newly Defined Disease Impacted by Cardiometabolic Risk and Moderate Drinking Sources: Rinella ME, et al., 2023 Multi-Society Delphi Nomenclature, Hepatology 2023;78(6):1966–1986 One glass = 5 oz of wine, about 14 g of alcohol; counts are approximate. Steatotic Liver Disease (SLD) · Steatosis on imaging or histology ≥1 cardiometabolic risk factor Overweight or obesity · Type 2 diabetes or prediabetes High blood pressure · High triglycerides · Low HDL cholesterol MASLD Metabolic Dysfunction-Associated SLD ALCOHOL USE Little MetALD Metabolic & Alcohol-Associated SLD ALCOHOL USE Moderate ALD Alcohol-Associated Liver Disease AN EXAMPLE: GLASSES OF WINE A DAY Men up to 2 a day Women about 1 a day Men ~3 to 4 a day Women ~2 to 3 a day Men ~5 or more Women ~4 or more ALCOHOL USE Heavy Stratified by alcohol use MASH is a subset of MASLD MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026 10

Sizing MetALD: A Wide Range, and Why Published US prevalence estimates span 5.6M to 33M — nearly 6× — mostly because self-reported alcohol intake badly undercounts true consumption 0M 5M 10M 15M 20M 25M 30M 35M Company estimate: 10.7M FLOOR 5.6–5.8M 2.14–2.20% of US adults NHANES self-report, uncorrected — Paik et al. 2025; Younossi et al. 2026 (uncorrected arm) COMPANY ESTIMATE 10.7M 4.10% of US adults NHANES self-report corrected & calibrated to NIAAA per-capita sales data — Younossi et al., Lancet Gastroenterol Hepatol 2026 CEILING 22–33M 8–13% of US adults Broader review-based steatosis definition (Leal-Lassalle et al. 2025, citing Kalligeros et al. 2024 & Ochoa-Allemant et al. 2023) — confirmed against primary source The core problem: self-reported drinking captures about a third of what's actually sold. U.S. surveys capture only 22–32% of per-capita alcohol sales (BRFSS: 31.3%) — roughly 3 of the ~10 standard drinks per adult per week implied by NIAAA sales data. Heavier drinkers under-report more and respond to surveys less, pushing the heaviest-drinking tail furthest out of view. Confirmed two independent ways — true intake runs ≈2× reported levels: Biomarkers: adding phosphatidylethanol (PEth) blood testing to questionnaires raised MetALD/ALD diagnoses up to 4× in one study; a review found 10–80% of self-reported MASLD patients already meet MetALD/ALD alcohol thresholds once biomarkers are used. International pattern: the same survey-vs-sales gap shows up outside the US — England ~60% coverage and, on average, 36.5% across 39 surveys in 23 European countries — so this isn't a quirk of one US instrument. Two further caveats on the headline numbers: MetALD status is dynamic, not a fixed population — in one cohort only 38% of patients still met criteria two years later. And the treatment-eligible subset is smaller still: trials typically target F2+ fibrosis, roughly 15–20% of the prevalent population. Sources: Younossi et al., Lancet Gastroenterol Hepatol 2026;11(6):495–508; Paik et al., J Clin Gastroenterol 2025; Leal-Lassalle et al., npj Gut and Liver 2025, citing Kalligeros et al., Clin Gastroenterol Hepatol 2024;22:1330–1332.e4, and Ochoa-Allemant et al., Hepatol Commun 2023;7:e0324; NIAAA Surveillance Report #122 (Slater & Alpert, April 2025); Nelson et al., Addiction 2010;105:1589–1596; Esser et al., J Stud Alcohol Drugs 2022;83(1):134–144; Kerr & Greenfield, Alcohol Clin Exp Res 2007;31(10):1714–1722; Stockwell et al., Addiction 2018;113:2245–2249; Díaz et al., Nat Rev Gastroenterol Hepatol 2025 & 2026, and underlying Vaz et al., J Hepatol 2025;83:1011–1022 (PEth reclassification); Boniface & Shelton, Eur J Public Health 2013;23(6):1076–1081 (England); Kilian et al., Alcohol Alcohol 2020;55(5):554–563 (23 European countries). 11 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

Why MetaVia Can Lead in MetALD Nobody is set to generate MetALD-specific evidence — or a MetALD label — near term. The first program that does owns the indication and the regulatory conversation. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026 12 MetALD is empty. no approved therapy; every MASH label excludes it Big pharma is elsewhere. MASH outcomes programs run to 2030 and beyond DA-1726 is built for it. liver fat, stiffness, drinking, weight, HbA1c — in one study First to read out. the first dedicated MetALD / ALD program readout; start targeted 2H 2027 WHY A MetALD LABEL IS UNLIKELY TO COME FROM BIG PHARMA NEAR TERM Incremental patients, pricing conflict. Obesity and MASH labels already reach MetALD patients off-label; US pricing is per product, so a MetALD label adds payer friction, not revenue. A new program, not an extension. Every MASH pivotal excluded alcohol above ~20–30 g/day; the FDA has not yet recognized MetALD as a distinct indication. Capital committed to MASH through 2030. A US population roughly three times the size of MetALD on its floor estimate (~16.5M vs 5.6–5.8M). WHY DA-1726 FITS THE GAP Strongest liver signal in the incretin class. Efinopegdutide beat semaglutide head-to-head on liver fat (72.7% vs 42.3%); survodutide’s fibrosis improvement (up to 64.5% vs 25.9%, F2–F3) is among the largest reported. Same receptor pair, more glucagon-weighted — and better tolerated. DA-1726’s 3:1 GLP1R:GCGR balance carries more glucagon activity than survodutide’s (~8:1), the component behind the hepatic effect; −68% placebo-adjusted liver fat at 16 weeks, no discontinuations and no new GI adverse events after Week 9 — vs 20% AE discontinuation for survodutide in MASH. A purpose-built Phase 2 — our lead indication. 48-week, non-biopsy, 64 mg / 48 mg / placebo; MetALD and ALD; start targeted 2H 2027. The lower-risk route in for a large franchise is a dedicated asset. Pricing, reimbursement and channel considerations favor a licensed or acquired MetALD asset over a label extension. THE WINDOW — WHERE THE LARGE PROGRAMS ARE POINTED THROUGH 2030 2025 2026 2027 2028 2029 2030 2031 Semaglutide — MASH ESSENCE: approved Aug 2025 (accelerated); Part 2 (outcomes) to ~2029 Tirzepatide / retatrutide — MASH SYNERGY-OUTCOMES: ~4,500 pts, primary completion 2030 Pemvidutide — MASH PERFORMA Phase 3: start 2H 2026, 52-week data 2029 Survodutide — MASH LIVERAGE Phase 3 (started 2024): recruiting; histology readout date not disclosed; outcomes to 2030+ DA-1726 — MetALD / ALD Phase 2, 48-week, non-biopsy, 64 mg / 48 mg* Field watch: Novo Nordisk (semaglutide combinations, completed) and Altimmune (pemvidutide RESTORE, data 2H 2027) run Phase 2 studies in ALD — heavy drinkers with fibrosis, not MetALD. The only MetALD-specific study of a major-class agent is a 12-week NIAAA tirzepatide trial. * Target start in 2H 2027. Milestones assume regulatory and clinical success, which is not guaranteed. Gray boxes are prospective future studies; timing and occurrence subject to various factors. Sources: Sanyal et al., NEJM 2025 (ESSENCE; alcohol exclusion >20/30 g/day); Loomba et al., NEJM 2024 (SYNERGY-NASH); Noureddin et al., Lancet 2025 (IMPACT); Sanyal et al., NEJM 2024 (survodutide MASH Ph2) and Boehringer EASL 2024; Zimmermann et al., Mol Metab 2022 (survodutide receptor balance); Romero-Gómez et al., J Hepatol 2023 (efinopegdutide vs semaglutide); Novo Nordisk Aug 15, 2025 (Wegovy MASH approval); NCT07165028, NCT06632444 (LIVERAGE), NCT06409130, NCT07046819; Altimmune May and Aug 2026 updates; Estes et al., Hepatology 2018 (US NASH 16.5M in 2015) vs MetALD floor estimate 5.6–5.8M (slide 11); Rinella et al., Hepatology 2023; Acuña et al. 2025 and Pagadala et al. 2026, Metab Target Organ Damage. Competitor plans and timelines are as publicly disclosed and may change.

DA-1726 Phase 2 in MetALD / ALD: Planned Study Design Randomized, double-blind, placebo-controlled, non-biopsy — planned with leading hepatology investigators; start targeted 2H 2027 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026 13 STUDY DESIGN AT A GLANCE (PLANNED) PLANNED DESIGN — DIRECTIONAL SCREENING MetALD / ALD by non-invasive testing: liver fat on MRI, liver stiffness on FibroScan, alcohol intake confirmed by PEth RANDOMIZE up to 150 participants 1:1:1 double-blind DA-1726 64 mg once weekly, titrated DA-1726 48 mg once weekly, titrated Placebo once weekly WEEK 24 Primary endpoint Liver fat (MRI-PDFF), relative change from baseline WEEK 48 Key secondary Liver stiffness (FibroScan) End of treatment; 4-week follow-up WHO – Adults with MetALD or ALD — steatotic liver disease with alcohol intake above the MASLD threshold; MetALD is the focus, so a cardiometabolic risk factor and BMI ≥27 kg/m² are required, with no upper BMI limit – At risk for F2–F3 fibrosis and progression on non-invasive tests; non-cirrhotic – Mild-to-moderate alcohol use disorder permitted; severe AUD excluded WHAT WE MEASURE – Liver fat and liver stiffness — the primary and key secondary endpoints – Fibrosis biomarkers (ELF, Pro-C3, FAST), liver enzymes – Alcohol intake — PEth, heavy-drinking days, timeline follow-back – Body weight and waist circumference – Glycemic control — HbA1c WHY IT IS BUILT THIS WAY – Non-invasive endpoints make a 48-week study feasible and fast to enroll — no biopsies – Week 24 liver-fat primary reads early; Week 48 stiffness speaks to fibrosis – Drinking measured objectively (PEth) alongside self-report — reduction, not abstinence – Two doses allow a dose-response read on the 64 mg target dose Planned design elements are directional: endpoint hierarchy, eligibility thresholds, sample size and schedule remain subject to FDA feedback and the final protocol. MetALD / ALD per Rinella et al., Hepatology 2023. PEth: phosphatidylethanol, a direct blood marker of alcohol intake over the preceding 2–4 weeks.

DA-1726: Part 3B Interim Results MetaVia's own DA-1726 — a 3:1 GLP1R/GCGR dual agonist. 14 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

1 DA-1726: Mechanism & the Part 3B Trial WHAT IS DA-1726? Mechanism: A novel oxyntomodulin (OXM) analogue — a dual agonist of the GLP-1 receptor (GLP1R) and glucagon receptor (GCGR), dosed once weekly, subcutaneously. In development for obesity and potential for liver focused MetALD/ALD. 3:1 design ratio: Engineered with a 3:1 GLP1R:GCGR potency ratio. The 3:1 ratio of DA-1726 may provide an optimal balance to achieve a sustainable and tolerable therapeutic effect. Why VAT/ASAT respond: Tissue-distribution study: DA-1726 concentrates most heavily in adipose tissue (abdominal subcutaneous, brown fat) and liver, consistent with GCGR's role in adipose breakdown. Lean mass relatively preserved: Day 109: thigh muscle volume −9%, total lean tissue −8%, vs. −19–22% in fat compartments (VAT/ASAT/TAT) — consistent with fat-selective tissue distribution. DA-1726: GLP1R / GCGR DUAL AGONIST GLP1R · 3 parts GCGR 1 part 3 : 1 Glucose control Appetite suppression Energy expenditure Fat breakdown (VAT/ASAT/waist/liver fat) Illustrative schematic, not to scale. PART 3B TRIAL DESIGN AT A GLANCE Design Phase 1, Part 3B — 16-week, randomized, placebo-controlled obesity dose-titration study (16 mg → 32 mg → 64 mg SC, once weekly) Eligibility Adults 18–65 years with obesity (BMI 30–45 kg/m²), no diabetes, ALT/AST <1.25× ULN; randomized 4:1 to DA-1726 or placebo (n=15 vs. 4 in the safety population) This dataset Day 109 (~16-week) INTERIM analysis: n=15 active/4 placebo (weight, waist circumference, FibroScan); n=12 active/4 placebo (MRI sub-study: VAT/ASAT/TAT, liver fat, thigh muscle) Upcoming public readouts Part 3B interim results — oral presentation at the Precision Liver Symposium, Nov 2026; complete Part 3A and Part 3B topline data — Q1 2027 Every figure in this deck is drawn from this Part 3B interim dataset — not the company's forthcoming public topline readouts. DA-1726's separate, completed Phase 1 MAD trial (2024, single/multiple ascending doses to 48 mg) is not combined with Part 3B data anywhere in this deck. 15 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

2 Baseline Characteristics Part 3B, safety population — DA-1726 (n=15) vs. placebo (n=4). Mean (SD) unless noted. 16 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026 Characteristic DA-1726 64 mg (n=15) Placebo (n=4) Age, years 43.7 (10.9) 50.3 (4.9) Male, n (%) 11 (73.3) 1 (25.0) Body weight, kg 98.6 (13.9) 86.7 (9.1) Body mass index, kg/m² 34.0 (2.5) 32.9 (2.1) BMI ≥35 kg/m², n (%) 5 (33.3) 1 (25.0) Waist circumference, cm 107.5 (6.9) 99.5 (9.0) HbA1c, % 5.79 (0.28) 5.65 (0.17) Liver fat (MRI-PDFF), % — MRI sub-study, n=12 / 4 5.2 (3.4) 8.0 (6.9) Steatosis (MRI-PDFF ≥5%), n (%) — MRI sub-study, n=12 / 4 5 (41.7) 2 (50.0) Day 109 interim analysis; percentages based on n per arm.

3 Where DA-1726 Stands After 16 Weeks MetALD = a steatotic liver + at least one cardiometabolic risk factor. DA-1726 moved all three in 16 weeks. -68% Placebo-adjusted liver fat reduction MRI-PDFF, GMR 0.32 vs. placebo, Day 109, n=12; p<0.001 -13.5% Body weight, placebo-adjusted −13.5 kg absolute difference; difference in mean change vs. placebo, Day 109, n=15 vs. 4; p<0.001 -0.24 pp HbA1c, placebo-adjusted Baseline 5.79%; −0.44 pp on DA-1726 vs. −0.20 on placebo, Day 109, n=15 vs. 4; p=0.006 17 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026 LIVER CARDIOMETABOLIC RISK FACTORS Steatotic liver disease Weight / adiposity Glycemia Day 109 (~16 weeks) interim: MRI sub-analysis n=12 vs. 4; clinical readout n=15 vs. 4. All three results placebo-adjusted. MetALD definition (Rinella et al., Hepatology 2023): hepatic steatosis on imaging or histology, at least one of five cardiometabolic criteria — BMI or waist circumference, fasting glucose / HbA1c or type 2 diabetes, blood pressure, triglycerides, HDL cholesterol — and weekly alcohol intake above the MASLD threshold (140–350 g women, 210–420 g men). Body weight and HbA1c are two of the five criteria.

4 Liver Fat MRI-PDFF, Part 3B interim — Day 109 (~16 weeks) 5.2% Baseline liver fat (MRI-PDFF) 64 mg dose, n=12. Placebo baseline 8.0% (n=4). -68% Placebo-adjusted (GMR) GMR 0.32, Day 109; p<0.001 5 of 5 Baseline steatosis (≥5%): all normalized All five below 5% by Day 109 — e.g., the highest, 12.8% → 4.6%; mean 8.3% → 3.0% (−5.3 pp; p=0.005) Placebo: +40.4% from its own 8.0% baseline. Absolute MRI-PDFF treatment difference: −6.4 percentage points, p=0.007. ≥30% relative reduction is the responder threshold used in MASH trials. 18 ONE SUBJECT — AXIAL MRI-PDFF LIVER FAT-FRACTION MAP, BASELINE → WEEK 16 (DAY 109) How to read the image The color overlay maps the fat fraction (PDFF) of every pixel of liver tissue: yellow–orange is 15–20% fat, purple is 0–5% (scale at right). At baseline the liver is largely orange — steatotic; at Week 16 it is uniformly purple — liver fat has fallen into the normal range. Single representative active-arm subject at the 64 mg target dose. Fat-fraction color map overlaid on the anatomical image; same scale at both visits. A single subject is illustrative and not representative of the treatment effect. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026 10 of 12 (83%) achieved a ≥30% reduction in liver fat — vs. 0 of 4 on placebo (p=0.008) ≥30% relative reduction is the responder threshold used in MASH trials (Fisher’s exact). Group result, same MRI sub-study: liver fat −68% placebo-adjusted (GMR 0.32, p<0.001), n=12 active / 4 placebo.

5 Body Weight Part 3B interim, obesity population — Day 109 (~16 weeks), n=15 active vs. 4 placebo, 64 mg target dose 98.6 kg Baseline body weight DA-1726 arm mean, 64 mg target dose, n=15 (placebo n=4). -12.2 kg Change from baseline, Day 109 DA-1726 arm (n=15): −12.19 kg, −11.9% (both p<0.001). Placebo arm (n=4): +1.35 kg, +1.6%. -13.5% Placebo-adjusted Difference in mean % change vs. placebo, Day 109, n=15 vs. 4: −13.5 pp (−13.5 kg; 95% CI −18.6 to −8.5), two-sample t-test, multiple-imputation analysis; p<0.001 Also placebo-adjusted, Day 109: waist circumference −9.6 cm (−9.1 pp), p<0.001 — see the Waist Circumference slide; HbA1c −0.24 pp, p=0.006 — next slide. 19 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

6 Glycemic Control: HbA1c Part 3B interim, obesity population without diabetes — Day 109 (~16 weeks), n=15 active vs. 4 placebo, 64 mg target dose 5.79% Baseline HbA1c DA-1726 arm mean, n=15 (placebo 5.65%, n=4). Prediabetes range (5.7–6.4%); no subject with diabetes. -0.44 pp Change from baseline, Day 109 DA-1726 arm (n=15): −0.44 pp, to 5.33% (95% CI −0.59 to −0.29; p<0.001). Every subject with a Day 109 value fell by 0.3–0.8 pp. Placebo arm (n=4): −0.20 pp. -0.24 pp Placebo-adjusted Difference in mean change vs. placebo, Day 109, n=15 vs. 4: −0.24 pp (95% CI −0.41 to −0.07), two-sample t-test, multiple-imputation analysis; p=0.006 A glycemic effect in a population without diabetes (fasting glucose 88.5 mg/dL at baseline). Glycemic control (HbA1c) is a secondary endpoint in the planned Phase 2 MetALD / ALD study. 20 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

7 Body Composition: Fat vs. Lean Mass MRI sub-study (AMRA), Part 3B interim — 64 mg target dose, 16-wk titration (n=12 active vs. 4 placebo) 21 ONE SUBJECT, BASELINE → DAY 109 · AMRA FAT-COMPARTMENT SEGMENTATION Baseline Day 109 (~16 weeks) Visceral adipose tissue (VAT) Abdominal subcutaneous adipose tissue (ASAT) Single representative active-arm subject; individual values not shown. Group results at right. FAT COMPARTMENTS — RELATIVE TREATMENT DIFFERENCE vs PLACEBO (GMR), DAY 109 −22% VAT (visceral adipose tissue) Baseline 5.44 L; p<0.001 −19% ASAT (subcutaneous) Baseline 10.16 L; p=0.002 −19% TAT (total adipose tissue) Baseline 29.6 L; p<0.001 LEAN / MUSCLE COMPARTMENTS — RELATIVELY PRESERVED −9% Thigh muscle volume vs. placebo, Day 109; p=0.018 −8% TLT (total lean tissue) GMR 0.92 vs. placebo, Day 109; p=0.007 Fat-selective by design Fat compartments fell 19–22% against an 8–9% change in lean compartments — consistent with DA-1726 concentrating in adipose tissue and liver (tissue-distribution study) and with GCGR-driven fat breakdown. Liver fat in the same sub-study: −68%, placebo-adjusted (see Liver Fat). Baselines are the active-arm mean; reductions are relative treatment differences (GMR) vs. placebo at Day 109, MRI sub-study n=12 active / 4 placebo. Images: AMRA Profiler segmentation of one active-arm subject at the 64 mg target dose; pink = visceral, blue = abdominal subcutaneous adipose tissue. A single subject is illustrative and not representative of the treatment effect. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

8 Waist Circumference Part 3B interim, obesity population — Day 109 (~16 weeks), n=15 active vs. 4 placebo, 64 mg target dose 107.5 cm Baseline waist circumference 64 mg target dose, n=15 active (n=4 placebo). -9.6 cm Change from baseline, Day 109 DA-1726 arm (n=15): −9.6 cm, −9.0% (both p<0.001). Placebo arm (n=4): 0.0 cm, +0.1%. -9.1% Placebo-adjusted Difference in mean % change vs. placebo, Day 109, n=15 vs. 4: −9.1 pp (−9.6 cm), two-sample t-test, multiple-imputation analysis; p<0.001 22 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

9 Safety & Tolerability: GI Adverse Events Maximum severity per subject, per preferred term — Part 3B interim (N=15 active, N=4 placebo). Placebo reported 0% on every term below (small n; not a powered comparison). Preferred term Mild Moderate Severe Any grade Any GI AE (Gastrointestinal disorders, SOC) 5 (33.3%) 3 (20.0%) 1 (6.7%) 9 (60.0%) Vomiting 4 (26.7%) 2 (13.3%) 1 (6.7%) 7 (46.7%) Nausea 1 (6.7%) 1 (6.7%) 0 2 (13.3%) Diarrhea 2 (13.3%) 0 0 2 (13.3%) Dyspepsia 2 (13.3%) 0 0 2 (13.3%) Constipation 0 1 (6.7%) 0 1 (6.7%) Abdominal pain 1 (6.7%) 0 0 1 (6.7%) • Notable AE: 1 SAE — severe vomiting, possibly related, recovered. 0% study discontinuation due to GI AE. • No new GI AEs after Week 9 (Day 63) through study end (Day 109). 23 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

10 GI Adverse Events: Prevalence vs. Instances Same GI AE data as the prior table, visualized two ways: prevalence (subjects affected, worst grade each) vs. instances (total episodes, graded at onset) — Part 3B interim (N=15 active). 24 Prevalence Number of subjects with ≥1 event (of N=15), each subject counted once at their worst grade 1 2 1 2 4 1 1 2 1 0 1 2 3 4 5 6 7 8 9 10 Abdominal pain Constipation Dyspepsia Nausea Diarrhea Vomiting Instances — 24 total Total AE episodes by grade at onset, including recurrences 1 2 1 5 7 1 1 5 1 0 2 4 6 8 10 12 14 16 18 20 Abdominal pain Constipation Dyspepsia Nausea Diarrhea Vomiting Mild (Grade 1) Moderate (Grade 2) Severe (Grade 3) Totals — prevalence: Vomiting 7, Diarrhea 2, Nausea 2, Dyspepsia 2, Constipation 1, Abdominal pain 1 · instances: Vomiting 13, Diarrhea 5, Nausea 2, Dyspepsia 2, Constipation 1, Abdominal pain 1 No new GI adverse events reported after Week 9 (Day 63) through study end (Day 109). Weeks 1–9 (Day 1–63) GI AEs reported — mild-to-moderate, mostly resolving Week 9 (Day 63) → Day 109 ✓ No new GI AEs through Day 109 Day 0 Day 63 (Week 9) Day 109 Timeline reflects the trial-day GI AE reporting window, not a modeled daily-prevalence curve. Source: Part 3B interim analysis, Day 109. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

DA-1726: Layered Patent Protection Two granted composition-of-matter families — the core chemistry and a product-specific family — with exclusivity to 2041 25 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026 29 granted patents across both families 16 jurisdictions with granted patents incl. US, Europe, Japan, China, Korea 2038 core chemistry protected to Family 1, granted 2041 product-specific protection to Family 2, granted and expanding IN PLACE TODAY Family 1 — composition of matter: core chemistry GRANTED IN United States (2) Europe Japan (2) China Korea (2) Canada Australia India Mexico Russia Israel Saudi Arabia (2) Singapore Hong Kong New Zealand Philippines 20 granted patents · protection to 2038 ADDED PROTECTION Family 2 — composition of matter: product-specific GRANTED IN Korea Japan China Australia India Russia Saudi Arabia Hong Kong New Zealand 9 granted patents · protection to 2041 · further grants expected in the US, Europe, Canada and 5 other markets Source: company records, September 2026. All patents and applications are owned by Dong-A ST Co., Ltd. and licensed to MetaVia. Counts include divisional patents. Protection dates are estimated from the PCT filing date and exclude any patent term adjustment, extension or supplementary protection certificate that may be available. 11

Competitive Landscape Five leading GLP-1-based obesity and MASH comparators — Tirzepatide, Retatrutide, Mazdutide, Survodutide, and Pemvidutide. No head-to-head study has been conducted between DA-1726 and any product shown in this section; the data reflect different trials, populations, doses, and timepoints and are not intended as direct comparisons. 26 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

12 Competitive Landscape: Positioning Obesity and weight-related endpoints, positioned by mechanism, dosing, and development stage across all six programs. DA-1726 Tirzepatide Retatrutide Mazdutide Survodutide Pemvidutide Mechanism GLP-1/GCG dual agonist 3:1 GLP1R:GCGR ratio GLP-1/GIP dual agonist GLP-1/GIP/GCG triple agonist GLP-1/GCG dual agonist GLP-1/GCG dual agonist GLP-1/GCG dual agonist Dosing Once weekly, SC Once weekly, SC Once weekly, SC Once weekly, SC Once weekly, SC Once weekly, SC Lead Trial Part 3A/3B (Ph.1, obesity) Topline expected Q1 2027 SURMOUNT-1 (Ph.3, obesity) TRIUMPH-1 (Ph.3, obesity) Lilly Ph.2 (obesity) SYNCHRONIZE-1 (Ph.3, obesity) MOMENTUM (Ph.2, obesity); IMPACT (Ph.2b, MASH) Development Stage Phase 1 Approved (obesity) Phase 3 Approved (China, obesity); Ph.2 (US) Phase 3 Phase 2 Positioning Notes Adipose/liver-selective tissue distribution First approved GLP-1/GIP dual agonist Obesity-focused program Co-developed with Innovent Biologics (China) Parallel obesity and MASH programs Parallel obesity and MASH programs −68% Liver Fat (placebo-adj.) −13.5% Body Weight (placebo-adj.) DA-1726's own interim data, shown on its own terms. Day 109 (~16-week) readout from Part 3B, n=15 active / 4 placebo, Phase 1 dose-titration study. Not compared numerically to any program above — an early, small-sample interim readout is not comparable to the pivotal or later-stage data shown for other programs. Positioning notes reflect each program's publicly disclosed mechanism, dosing, and development stage; they are not comparative efficacy or safety claims. Tirzepatide: Jastreboff et al., NEJM 2022 (SURMOUNT-1); Gastaldelli et al., Lancet Diabetes Endocrinol 2022. Retatrutide: Jastreboff et al., NEJM 2023; TRIUMPH-1. Mazdutide: Hsia et al., Lancet Diabetes Endocrinol 2026; NMPA approval, Innovent press release, June 2025. Survodutide: le Roux et al., NEJM 2026 (SYNCHRONIZE-1). Pemvidutide: Altimmune, MOMENTUM/IMPACT topline data. 27 −0.24 pp HbA1c (placebo-adj.) MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

13 Competitive Landscape: DA-1726 (MetaVia) GLP1R/GCGR dual agonist (OXM analogue), 3:1 ratio · Part 3B interim: Ph.1 obesity dose-titration (16→32→64 mg SC, QW) · Day 109 (~16 wk), n=15 active/4 placebo Body Weight Baseline 98.6 kg Day 109 (~16 wk): −12.2 kg from baseline −13.5% placebo-adjusted, p<0.001 Waist Circumference Baseline 107.5 cm Day 109 (~16 wk): −9.6 cm from baseline −9.1% placebo-adjusted, p<0.001 Day 109 (~16 wk): −68% (GMR, placebo-adjusted) Placebo-adjusted, p<0.001 (GMR 0.32) Liver Fat Baseline 5.2% (MRI-PDFF, n=12) VAT / ASAT / TAT VAT: −22% Baseline 5.44 L · Day 109; p<0.001 ASAT: −19% Baseline 10.16 L · Day 109; p=0.002 TAT: −19% Baseline 29.6 L · Day 109; p<0.001 GI Adverse Events — Part 3B interim (N=15 active, N=4 placebo) Nausea 13.3% Vomiting 46.7% Diarrhea 13.3% Constipation 6.7% Disc. due to AE 0% Notable AE: 1 SAE — severe vomiting, possibly related, recovered. No new GI adverse events reported after Week 9 (Day 63) through study end (Day 109). Weeks 1–9 (Day 1–63) GI AEs reported — mild-to-moderate, mostly resolving Week 9 (Day 63) → Day 109 ✓ No new GI AEs through Day 109 Day 0 Day 63 (Week 9) Day 109 Timeline reflects the trial-day GI AE reporting window, not a modeled daily-prevalence curve. 28 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

14 Competitive Landscape: Tirzepatide GLP-1/GIP dual agonist · Pivotal: SURMOUNT-1 (Ph.3, obesity) · 15 mg (comparator dose used throughout) · approved for obesity (Zepbound, Nov 2023) 29 Body Weight Baseline 104.8 kg (SURMOUNT-1 trial-wide mean, all arms) Early — wk 20 (pooled tirzepatide): −12.8 kg own-arm; placebo −2.7 kg (key secondary endpoint) Pivotal — 72 wk (15 mg): −20.9% (placebo −3.1%; −17.8 pp placebo-adjusted) Waist Circumference Baseline 114.1 cm (SURMOUNT-1 trial-wide mean) Wk 72 by dose (5 / 10 / 15 mg), own-arm: −14.0 / −17.7 / −18.5 cm placebo −4.0 cm Pivotal — 72 wk (15 mg): −18.5 cm (placebo −4.0 cm; −14.5 cm placebo-adjusted, 95% CI −15.9 to −13.0) Liver Fat Baseline 16.7% (SURPASS-3, 15 mg, type 2 diabetes) · 18.4% (SYNERGY-NASH, MASH F2–F3) Wk 52 (15 mg), T2D — SURPASS-3 MRI substudy: −39.6% own-arm; degludec −11.2% (−28.4 pp); 10 mg arm −47.1% MASH — SYNERGY-NASH, wk 52 (15 mg): −57.0% (own-arm; placebo −9.8%; −47.2 pp) VAT / ASAT VAT: −24.0% (15 mg) MRI, 6.81 → 4.88 L · wk 52 — own-arm (degludec +8.1%) ASAT: −19.4% (15 mg) MRI, 10.34 → 8.42 L · wk 52 — own-arm (reported relative change) TAT: not reported SURPASS-3 MRI substudy, type 2 diabetes population (n=296) GI Adverse Events — SURMOUNT-1, 15 mg (Ph.3, obesity, 72 wk) Nausea 31.0% Vomiting 12.2% Diarrhea 23.0% Constipation 11.7% Disc. due to AE 6.2% Placebo: nausea 9.5%, vomiting 1.7%, diarrhea 7.3%, constipation 5.8%, discontinuation 2.6%. Most GI events mild-to-moderate, during dose escalation. The approved benchmark — and a MASH program alongside it Tirzepatide is the only program in this section with an obesity approval (Zepbound, FDA, November 2023). In SYNERGY-NASH (Ph.2, MASH with F2–F3 fibrosis, 52 weeks), MASH resolution without worsening of fibrosis was 44% / 56% / 62% at 5 / 10 / 15 mg vs 10% on placebo, with ≥1-stage fibrosis improvement in 51–55% vs 30%; at 15 mg, liver fat fell 57.0% and body weight 15.6% over 52 weeks. VAT / ASAT figures above come from a type 2 diabetes population (SURPASS-3 MRI substudy), not from the obesity or MASH trials. Sources: Jastreboff AM et al., N Engl J Med 2022;387:205–216 (SURMOUNT-1; Table 2, Table 3); Gastaldelli A et al., Lancet Diabetes Endocrinol 2022;10:393–406 (SURPASS-3 MRI substudy; Table 2); Loomba R et al., N Engl J Med 2024;391:299–310 (SYNERGY-NASH; Table 2 and Suppl. Table S6); Zepbound US Prescribing Information (Nov 2023). Cross-trial figures are not head-to-head comparisons. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

15 Competitive Landscape: Retatrutide GLP-1/GIP/GCG triple agonist · Pivotal: TRIUMPH-1 (Ph.3, obesity) · 12 mg (comparator dose used throughout) Body Weight Baseline 112.7 kg (TRIUMPH-1 trial-wide average, all doses) Early — wk 24 (12 mg): −15.8% placebo-adjusted (own-arm −17.5%; 95% CI −17.6 to −14.1) Pivotal — 80 wk (12 mg): −28.3% Waist Circumference Baseline 118.3 cm (TRIUMPH-1 trial-wide average, all doses) Early — wk 24 (12 mg): −11.8 cm placebo-adjusted (−14.3 cm vs −2.5 cm placebo; NEJM 2023 Table S4) Pivotal — −20.5 cm (−17.3%)* Liver Fat Baseline 15.6–21.0% (12 mg, range across arms, not dose-specific) Early — wk 24 (12 mg): −82.4% own-arm (placebo +0.3%) Pivotal — wk 48: −86.0% (own-arm; placebo −4.6%) VAT / ASAT / TAT VAT: Wk24 −28.0% → Wk48 −44.5% (12 mg) MRI (AMRA), 12 mg — own-arm ASAT: Wk24 −24.9% → Wk48 −43.5% (12 mg) MRI (AMRA), 12 mg — own-arm Total fat mass (DXA): −18.7 pp (12 mg) baseline 45.3 kg · wk 36 · vs placebo, p<0.0001 · T2D population (Coskun 2025) GI Adverse Events — TRIUMPH-1, 12 mg (Ph.3, obesity) Nausea 42.4% Vomiting 25.3% Diarrhea 32.0% Constipation 26.1% Disc. due to AE 11.3% AEs of special interest: Hypersensitivity: 13%; Cardiac arrhythmia: 11%; Pancreatitis: 2%; Biliary/GB: 0% Population changes the tolerability picture, not just dose TRIUMPH-1's obesity-population rates (12 mg: nausea 42.4%, vomiting 25.3%, discontinuation 11.3%) are markedly higher than the same 12 mg dose in a T2D population (TRANSCEND-T2D-1: nausea 26.5%, vomiting 17.6%, diarrhea 22.8%, discontinuation 5.1% vs. 0% placebo). A reminder that tolerability comparisons must match population and duration, not only dose. Sources: TRIUMPH-1 — Eli Lilly press release, May 21, 2026; TRANSCEND-T2D-1 — Eli Lilly press release, March 19, 2026. *Pivotal waist-circ figure (TRIUMPH-1, Lilly press release, May 2026) supersedes an earlier Ph.2 estimate. Liver-fat and VAT/ASAT figures (Sanyal, Ph.2a MASLD substudy) are own-arm changes — placebo's own drift is noted on-card but not subtracted. Sources: Jastreboff et al., NEJM 2023 (Ph.2); Sanyal et al., Nat Med 2024 (Ph.2a MASLD substudy); Coskun et al., Lancet Diabetes Endocrinol 2025;13:674–684 (Ph.2 T2D body-composition substudy; total fat mass by DXA); TRIUMPH-1 (Ph.3, obesity; Lilly press release, May 2026). 30 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

16 Competitive Landscape: Mazdutide GLP-1/GCG dual agonist · Pivotal: Lilly Ph.2 (obesity) · 16 mg for obesity endpoints; 6 mg for liver fat (GLORY-1, Ph.3) Body Weight Baseline 109.7 kg Early — wk 12 (9 mg): −9.8% placebo-adjusted Pivotal — 48 wk (16 mg): −22.3% Waist Circumference Baseline 115.8 cm (16 mg) Early — wk 12 (9 mg): −5.15 cm placebo-adjusted, p=0.027 Pivotal — −15.4 cm (≈−13.3%), p<0.001 Liver Fat Baseline 21.3% MRI-PDFF (GLORY-1, 6 mg, LFC ≥10% subgroup, n=15; placebo 19.6%) VAT / ASAT / TAF VAT: −32.1% vs placebo (16 mg) MRI · wk 48 · own-arm −33.8%, placebo −2.4 to −3.4% (Hsia 2026, appendix) ASAT: −31.1% vs placebo (16 mg) MRI · wk 48 · own-arm −33.5%, placebo −2.4 to −3.4% (Hsia 2026, appendix) TAF: −32.7% vs placebo (16 mg) TAF = total abdominal fat (VAT + SAT); whole-body TAT not reported · MRI · wk 48 · own-arm −34.3%, placebo −2.4% (Hsia 2026, appendix) GI Adverse Events — Lilly Ph.2, 16 mg (Ph.2, obesity) Nausea 60.8% Vomiting 45.1% Diarrhea 25.5% Constipation 35.3% Disc. due to AE 19.6% Placebo: nausea 25.5%, vomiting 2.1%, diarrhea 12.8%, constipation 10.6%, discontinuation 0% (Hsia 2026, appendix). How it unfolds over time: Daily prevalence of combined N/V/D, by severity and dose arm, through week 56. Source: Hsia et al., Lancet Diabetes Endocrinol 2026 — Suppl. Appendix, Fig. S6 (Panel A shown). Sources: Ji et al., Ph.1b, eClinicalMedicine 2022 (Chinese overweight/obesity); Hsia et al., Lancet Diabetes Endocrinol 2026 (Ph.2, obesity), presented Obesity Week 2025; liver fat: Ji L et al., N Engl J Med 2025;392:2215–2225 (GLORY-1, Ph.3, Chinese adults; Suppl. Fig. S8: LFC ≥10% −80.2% vs −5.3%; LFC ≥5% −73.2% vs +8.2%; ≥30% responders 95.5% vs 27.3%). 31 Wk 48 (6 mg) — ≥30% relative liver-fat reduction: 95.5% of patients vs 27.3% on placebo (LFC ≥5% cohort, n=22) Pivotal — wk 48 (6 mg): −80.2% own-arm; placebo −5.3% (GLORY-1, LFC ≥10% subgroup) MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

17 Competitive Landscape: Survodutide GLP-1/GCG dual agonist · Pivotal: SYNCHRONIZE-1 (Ph.3, obesity) · 6.0 mg (comparator dose used throughout) Body Weight Baseline 108.8 kg (trial-wide, not dose-specific) Early — wk 46 (4.8 mg): −12.1% placebo-adjusted Pivotal — 76 wk (6.0 mg): −16.6% Waist Circumference Baseline 115.0 cm (6.0 mg, overall pop.) Early — wk 46 (4.8 mg): −16.6 cm own-arm — not placebo-adjusted, so not directly comparable to the pivotal figure; sourced from companion conference abstracts (primary paper's table was inaccessible) Pivotal — −6.1 cm, p<0.001 (placebo-adjusted) Liver Fat Baseline 17.9% (6.0 mg) Early — wk 28 (6.0 mg): −62.0% own-arm (placebo −13.1%); pre-planned wk-28 interim, n=138 (Alkhouri et al., DDW 2024) Pivotal — wk 48: −62.0% (own-arm; placebo −5.7%) VAT / ASAT / TAT VAT: −22.2 pp vs PBO (6.0 mg) MRI substudy · wk 76 · own-arm −34.0% vs −11.8% (NEJM 2026, Table 2) SAT: −18.3 pp vs PBO (6.0 mg) MRI substudy · wk 76 · own-arm −28.1% vs −9.8% (NEJM 2026, Table 2) Total fat: −18.3 pp vs PBO (6.0 mg) MRI substudy · wk 76 · own-arm −27.8% vs −9.5% (NEJM 2026, Table 2) GI Adverse Events — SYNCHRONIZE-1, 6.0 mg (Ph.3, obesity) Nausea 64.9% Vomiting 44.6% Diarrhea 39.7% Constipation 32.6% Disc. due to AE 24.8% Placebo: nausea 17.4%, vomiting 6.2%, diarrhea 18.6%, constipation 12.4%, discontinuation 5.4% (SYNCHRONIZE-1, Table 3). How it unfolds over time: Weekly incidence of nausea, by severity, through week 76. Source: le Roux et al., N Engl J Med 2026 — Suppl. Appendix, Fig. S7 (Panel A shown). Liver-fat MRI-PDFF assessed at screening, week 28 and week 48. Sources: le Roux et al., NEJM 2026 (SYNCHRONIZE-1, Ph.3); le Roux et al., Lancet Diabetes Endocrinol 2024 (Ph.2 dose-finding, obesity); Sanyal et al., NEJM 2024;391:311–319 (week-48 liver fat); Alkhouri et al., Gastroenterology 2024 (DDW 2024 abstract 1057a; pre-planned week-28 interim analysis, n=138). 32 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

18 Competitive Landscape: Pemvidutide GLP-1/GCG dual agonist · Pivotal: MOMENTUM (Ph.2, obesity); IMPACT (Ph.2b, MASH) · 2.4 mg for obesity endpoints; 1.8 mg for liver fat (IMPACT) Body Weight Baseline 104.0 kg Early — wk 24 (2.4 mg): −9.7% placebo-adjusted, same trial as the pivotal figure Pivotal — 48 wk (2.4 mg): −15.6% MASH (IMPACT, 1.8 mg, wk 24): −5.8% vs −0.5% placebo Waist Circumference Baseline Not disclosed (2.4 mg) Early — wk 24 (2.4 mg): −6.2 cm interim readout, p<0.001 Pivotal — Not yet public* MASH (IMPACT, 1.8 mg, wk 24): −3.5% vs +0.9% placebo Liver Fat Baseline 19.0% MRI-PDFF (IMPACT, 1.8 mg; placebo 19.6%) Pivotal — wk 24: −57.7% (own-arm; placebo −11.4%) VAT / ASAT / TAT VAT: −28.3% (2.4 mg) not disclosed · wk 48 — own-arm SAT: −19.5% (subcutaneous, 2.4 mg) not disclosed · wk 48 — own-arm TAT: not reported GI Adverse Events — MOMENTUM, 2.4 mg (Ph.2, obesity) Nausea 51.5% Vomiting 27.8% Diarrhea 18.6% Constipation 22.7% Disc. due to AE 19.6% Placebo: nausea 11.3%, vomiting 3.1%, diarrhea 5.2%, constipation 8.2%, discontinuation 6.2% (no titration). MASH (IMPACT, 1.8 mg, wk 24): nausea 41%, diarrhea 21%; disc. for AE 1% vs 2%. *48-wk waist-circumference data not yet disclosed. Sources: Altimmune press releases — MOMENTUM week-24 interim analysis (Mar 21, 2023: body weight −10.7% vs −1.0%, waist −10.2 vs −4.0 cm); MOMENTUM 48-week topline (Nov 30, 2023: body weight, GI adverse events); Phase 2 MRI body-composition substudy, EASD 2024, as corrected (Sept 10, 2024: VAT −28.3%, SAT −19.5%); IMPACT Ph.2b MASH: Noureddin M, Harrison SA, Loomba R, et al., Lancet, published online Nov 11, 2025 (n=212; baseline MRI-PDFF 19.0% [1.8 mg] vs 19.6% [placebo]; 1.8 mg liver fat −57.7% vs placebo −11.4% at wk 24; ≥30% relative reduction 84% vs 20%; MASH resolution 52% vs 20%; body weight −5.8% vs −0.5%, waist −3.5% vs +0.9%; nausea 41% vs 14%, diarrhea 21% vs 8%, discontinuation for AE 1% vs 2% — Tables 2 and 3); MOMENTUM placebo GI rates: Altimmune topline slides, Nov 30, 2023; MOMENTUM 48-wk: Diabetes 2024;73(Suppl 1):262-OR (ADA 2024 oral). 33 Wk 24 (1.8 mg) — ≥30% relative liver-fat reduction: 84% of patients vs 20% on placebo (n=212; no earlier MRI timepoint) MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

Competitive Landscape: Liver Fat, VAT, ASAT & TAT Over Time Cross-trial comparison — each dot is one reported readout at the comparator dose. Liver fat placebo-adjusted; VAT / ASAT / TAT own-arm. Not head-to-head. 34 LIVER FAT (MRI-PDFF) — PLACEBO-ADJUSTED % CHANGE -28% -47% -81% -75% -56% -39% -46% -100% -80% -60% -40% -20% 0% 0 8 16 24 32 40 48 56 64 72 80 Tirzepatide Tirzepatide (MASH) Retatrutide Mazdutide Survodutide Survodutide (wk 76) Pemvidutide VISCERAL ADIPOSE TISSUE (VAT) — OWN-ARM % CHANGE -24% -45% -34% -34% -28% -50% -40% -30% -20% -10% 0% 0 8 16 24 32 40 48 56 64 72 80 Tirzepatide Retatrutide Mazdutide Survodutide Pemvidutide ABDOMINAL SUBCUTANEOUS ADIPOSE TISSUE (ASAT) — OWN-ARM % CHANGE -19% -44% -34% -28% -20% -50% -40% -30% -20% -10% 0% 0 8 16 24 32 40 48 56 64 72 80 Tirzepatide Retatrutide Mazdutide Survodutide Pemvidutide TOTAL ADIPOSE TISSUE (TAT) — OWN-ARM % CHANGE -19% -34% -28% -50% -40% -30% -20% -10% 0% 0 8 16 24 32 40 48 56 64 72 80 Retatrutide Mazdutide (TAF, abdominal) Survodutide Time axis in weeks. Liver fat: placebo-adjusted relative change — tirzepatide 15 mg wk 52 −28.4 pp (ETD vs degludec, Gastaldelli 2022) and MASH F2–F3 wk 52 −47.2 pp (SYNERGY-NASH, Loomba 2024); retatrutide 12 mg wk 48 −81.4 pp (ETD, Sanyal 2024); mazdutide 6 mg wk 48, LFC ≥10% −74.9 pp (GLORY-1, Ji 2025); survodutide 6.0 mg wk 48 MASH −56.3 pp (Sanyal 2024) and wk 76 obesity −38.6 pp (SYNCHRONIZE-1, le Roux 2026); pemvidutide 1.8 mg wk 24 −46.3 pp (IMPACT, Noureddin 2025). Where no placebo-adjusted figure is published the value is drug-arm minus placebo-arm change. VAT / ASAT / TAT: own-arm MRI values (pemvidutide placebo values not disclosed) — tirzepatide 15 mg wk 52 (Gastaldelli 2022); retatrutide 12 mg wk 48 (Sanyal 2024; its "TAT" is DXA total body fat, −18.7 pp vs placebo at wk 36 in T2D, Coskun 2025); mazdutide 16 mg wk 48 (Hsia 2026 appendix; "TAT" is total abdominal fat, VAT + SAT); survodutide 6.0 mg wk 76 (le Roux 2026 Table 2); pemvidutide 2.4 mg wk 48 (Altimmune, Sept 2024); TAT not reported for tirzepatide or pemvidutide. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

Competitive Landscape: Weight Loss Over Time Cross-trial comparison — placebo-adjusted % change from baseline at the comparator dose, early and pivotal readouts. Not head-to-head. 35 BODY WEIGHT — PLACEBO-ADJUSTED % CHANGE FROM BASELINE -15.8% -22.1% -26.1% -20.1% -17.2% -22.3% -13.4% -13.4% -30% -25% -20% -15% -10% -5% 0% 0 8 16 24 32 40 48 56 64 72 80 Time (weeks) Retatrutide Tirzepatide Mazdutide Survodutide Pemvidutide All values are placebo-adjusted percentage-point differences at the comparator dose (drug-arm minus placebo-arm change), efficacy estimand where the trial reports both. Large, labeled markers are published values: tirzepatide SURMOUNT-1 15 mg wk 72 −22.5% vs −2.4% = −20.1 pp (efficacy estimand; Jastreboff 2022); retatrutide Ph.2 12 mg wk 24 −15.8 pp and wk 48 −22.1 pp (Jastreboff 2023), wk 80 TRIUMPH-1 −28.3% vs −2.2% = −26.1 pp (Lilly, May 2026); mazdutide 16 mg wk 32 −18.1% vs −0.9% = −17.2 pp and wk 48 −22.3 pp (efficacy estimand; Hsia 2026); survodutide 6.0 mg wk 76 −16.6% vs −3.2% = −13.4 pp (efficacy estimand; SYNCHRONIZE-1, le Roux 2026); pemvidutide MOMENTUM 2.4 mg wk 48 −15.6% vs −2.2% = −13.4 pp (Altimmune 2023). Small markers are intermediate values read from the published weight-over-time figures of the same trials (SURMOUNT-1 Fig. 1B; retatrutide Ph.2 Fig. 1A; Hsia 2026 Fig. 2A, observed means; SYNCHRONIZE-1 Fig. 1B; MOMENTUM week-48 topline presentation, Nov 2023); they are approximate (±0.5 pp) and shown to illustrate trajectory only. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

MetALD – A New Frontier with High Unmet Patient Need Sources: Younossi et al., Lancet Gastroenterol Hepatol 2026;11:495–508 (U.S.); Ho et al., Clin Gastroenterol Hepatol 2025;23:2423–2432 (global meta-analysis); Nakahata et al., Liver Int 2025;45:e70454 (Japan); Lin et al., Hepatol Commun 2025;9:e0785 (China); Schneider et al., Aliment Pharmacol Ther 2024 (UK). Paik et al., J Clin Gastroenterol 2025. 10.7M U.S. adults living with MetALD: 4.1% of the adult population. Significant Market Size Applying published national prevalence to adult populations, an estimated 35–60 million people across the U.S., EU4, UK, Japan and China (company estimate). Growing Prevalence has risen 2.5× since 1988–90 (1.6% to 4.1%), tracking rising obesity, diabetes and alcohol use. High Mortality and Healthcare Costs 45% higher risk of premature death than healthy abstainers. 0 Approved Treatments No Dedicated Phase 3 Studies MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026 36

Vanoglipel (DA-1241) + Resmetirom Resmetirom leaves most patients without NASH resolution and delivers no weight loss. Vanoglipel addresses both — orally, once daily, with a placebo-like tolerability record in 108 patients — and the effect is synergistic, not additive. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026 37

1 The Incumbent Leaves Two Gaps Open Resmetirom (Rezdiffra) — first approved MASH therapy. Its own label defines what a combination must add. 38 24–36% achieve NASH resolution Phase 3 MAESTRO-NASH, Month 12 — range across doses and two pathologist reads 64–76% do not achieve resolution complement of the labeled response rate 23–28% improve fibrosis ≥1 stage vs 13–15% on placebo Weight-neutral no effect on body weight weight loss is not a labeled outcome WHAT THE LABEL SAYS – THR-β partial agonist, liver-directed (83.8% of T3 response at THR-β vs 48.6% at THR-α) – Reduces liver fat (MRI-PDFF from Week 16, CAP at Week 52) and ALT/AST from Month 3 – Accelerated approval — continued approval contingent on the confirmatory outcomes trial – Warnings: hepatotoxicity; gallbladder events; dose-dependent free-T4 decline THE ALTERNATIVE IS INJECTABLE – Semaglutide approved for MASH (Aug 2025) — the first incretin with biopsy-proven fibrosis improvement – Brings weight loss, but at the cost of injection, GI tolerability and the lean-mass debate – Distribution advantage: for many patients the first MASH drug is the GLP-1 they already take – The field expects combination therapy to be the endgame — the question is which combination RESMETIROM SAFETY PROFILE — LABEL TABLE 1: ADVERSE REACTIONS, INCIDENCE PER 100 PATIENT-YEARS (placebo / 80 mg / 100 mg) Diarrhea 14 / 23 / 33 Nausea 9 / 18 / 15 Pruritus 4 / 6 / 10 Vomiting 4 / 7 / 8 Constipation 4 / 5 / 8 Abdominal pain 4 / 5 / 7 Dizziness 1 / 4 / 4 Discontinued for AE 4 / 5 / 8 Any GI adverse reaction: 57 / 73 / 89 per 100 PY. Diarrhea and nausea began early (median onset 6 and 5 days at 100 mg), were mild-to-moderate and were the most common reasons for discontinuation. Vanoglipel adds no mechanistic overlap (GPR119 agonism; TEAEs at placebo-like rates in 108 patients). Sources: REZDIFFRA (resmetirom) US Prescribing Information, Sections 5, 6.1 (Table 1), 12.1, 12.2, 14 (Table 8); Clinical Trials Arena, "MASH therapy enters a more competitive era" (2026) MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

2 Vanoglipel Is Already De-Risked in Patients Phase 2a, NCT06054815 — 16 weeks, randomized, double-blind, placebo-controlled, N=109 presumed MASH 39 −22.8 U/L ALT at Week 16 vs −6.7 U/L placebo · 100 mg −23.0 dB/m Liver fat (CAP) at Week 16 vs −1.4 dB/m placebo Week 4 HbA1c already falling sustained to Week 16 in prediabetic / T2D subgroups 0 discontinuations for TEAE on any vanoglipel arm (one on placebo) LIVER INJURY, INFLAMMATION AND FIBROSIS MARKERS – ALT reduction held regardless of glucose control — a direct hepatic effect, not a glycemic one – Cell death (CK-18 M30), inflammation (hs-CRP, CCL2) and fibrosis (TIMP-1) markers all improved – Liver stiffness (VCTE) fell significantly in the DPP4i-combination arm; CAP fell on monotherapy PROFILE – Once-daily oral GPR119 agonist; 50 mg and 100 mg studied – Weight neutral — the weight loss in this program comes from the combination, not from vanoglipel alone – Adding a DPP4 inhibitor did not add to the ALT effect — the hepatic benefit is vanoglipel's own SAFETY AND TOLERABILITY — 16 WEEKS, SAFETY POPULATION (N=108) n (%) PBO N=32 50 mg N=14 100 mg N=26 100 mg + DPP4i N=36 All N=108 Any TEAE 18 (56.3) 9 (64.3) 16 (61.5) 22 (61.1) 65 (60.2) Treatment-related TEAE 9 (28.1) 4 (28.6) 9 (34.6) 10 (27.8) 32 (29.6) Severe TEAE 0 2 (14.3)* 0 0 2 (1.9) Serious TEAE 0 0 0 1 (2.8)† 1 (0.9) TEAE leading to drug discontinuation 1 (3.1) 0 0 0 1 (0.9) Deaths 0 0 0 0 0 – Mostly mild GI events, at placebo-like rates — diarrhea 15.6% on placebo vs 3.8–14.3% on vanoglipel; nausea, constipation and decreased appetite next most common – † One SAE — vertigo on Day 23 (100 mg + DPP4i), resolved the next day, drug continued, assessed not related. * Two severe TEAEs (50 mg): ureterolithiasis and a limb injury, both unrelated – No hypoglycemia reported. No Hy's law case: no ALT/AST ≥3× ULN with bilirubin ≥1.5× ULN. No treatment-related SAE. Vanoglipel Phase 2a (NCT06054815), 2:1:2:2 randomization, 16 weeks; safety population N=108. Sources: Phase 2a study results (company data); Loomba et al., AASLD The Liver Meeting 2025 (#4012). One additional SAE (atrial fibrillation) occurred at screening before any study drug and is not a TEAE. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

3 Two Mechanisms That Do Not Overlap Vanoglipel acts on the cells that drive injury, inflammation and scarring; resmetirom acts on hepatic lipid handling 40 VANOGLIPEL — GPR119, DIRECT CELLULAR ACTION IN LIVER VANOGLIPEL — EXTRAHEPATIC CONTEXT RESMETIROM — THR-β, HEPATIC LIPID HANDLING – Liver-directed THR-β partial agonist; THR-β is the dominant thyroid receptor in hepatocytes – Drives hepatic fatty-acid oxidation and reduces intrahepatic triglycerides – Leaves macrophage activation and stellate-cell fibrogenesis largely unaddressed WHY THEY SHOULD ADD UP – Different receptors, different cell types, different disease drivers – Vanoglipel supplies the anti-inflammatory and anti-fibrogenic action resmetirom lacks – Resmetirom supplies the potent steatosis reduction — and in combination, adipose tissue is recruited too – Liabilities do not overlap either: vanoglipel showed no hepatotoxicity, gallbladder or thyroid-axis signal in 16 weeks Mechanism panels: Dong-A ST. Resmetirom pharmacology per USPI Section 12.1 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

4 Synergy I: the Combination Improved NAS in Every Mouse Treated Resmetirom alone barely moves NAS. GAN DIO-MASH mice, paired pre-/post-treatment biopsy, 16 weeks, n=16–18 per group 41 NAS CHANGE, PRE- TO POST-BIOPSY — % OF ANIMALS 50.0 11.1 29.4 44.4 55.6 47.1 18.8 5.6 27.8 17.6 75.0 5.6 5.9 6.3 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Control Vanoglipel Resmetirom Combination No change 1-point improvement 2-point improvement ≥3-point improvement 100% of combination animals improved ≥1 point vs 50.0% control · 70.6% resmetirom · 88.9% vanoglipel 81% of combination animals improved ≥2 points vs 5.6% control · 23.5% resmetirom · 33.3% vanoglipel MEAN NAS IMPROVEMENT Combination +1.88 pts Vanoglipel alone +1.28 pts Resmetirom alone +1.00 pts Control +0.56 pts GAN DIO-MASH study (Gubra), per-animal data. Resmetirom alone did not improve NAS in the group-level analysis; improvement in all arms was driven mainly by steatosis. One-sided Fisher's exact, Bonferroni. Model-to-clinic translation: see Appendix (Gubra poster). MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

5 Synergy II: Weight Loss Appears Only When the Two Are Combined Two species. Neither monotherapy reduced body weight; the combination did. Mouse food intake was unchanged; monkey intake fell with dosing 42 MICE — BODY WEIGHT, % CHANGE FROM BASELINE (16 WEEKS) -20 -15 -10 -5 0 5 10 15 20 0 20 40 60 80 100 % change Study day Control Vanoglipel Resmetirom Combination OBESE CYNOMOLGUS MONKEYS — BODY WEIGHT, % CHANGE (8 WEEKS) -12 -10 -8 -6 -4 -2 0 2 0 10 20 30 40 50 60 % change Days of dosing Control Vanoglipel Resmetirom Combination −23.6% mice: body weight vs control, day 114 control-adjusted · vanoglipel −3.0% · resmetirom +1.4% −43.5% mice: fat mass vs control (Echo MRI) lean mass −6%; food intake unchanged −10.3% monkeys: combination body weight, day 56 from re-dosing baseline · vehicle −3.6% · monotherapies n.s. −25.9% monkeys: fat mass, combination vs −5.4% vehicle · −11.7% vanoglipel · −26.3% resmetirom Mice: GAN DIO-MASH study (Gubra), n=15–18/group. Monkeys: obese cynomolgus study (WuXi), n=3–5/group, re-dosing baseline after a dosing holiday; per-animal % change averaged. Excluded: two resmetirom animals (GI events), one vehicle animal (tail wound). Model-to-clinic translation: see Appendix (Gubra poster). MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

6 Why It Is Synergistic: a Program Neither Drug Switches On Alone Adipose tissue is remodeled — smaller, more numerous adipocytes, browning markers up, inflammation down 43 −36% adipocyte size µm² per cell, eWAT +47.5% adipocyte number per mm², eWAT +41% UCP-1 protein IHC, % fractional area · trend, p=0.07 (n.s.) −50% Galectin-3 (inflammation) IHC, % fractional area DIFFERENTIALLY EXPRESSED GENES vs CONTROL (RNA-seq) 4,976 4,264 8,535 0 308 1,213 0 5,000 10,000 Vanoglipel Resmetirom Combination Liver Adipose (eWAT) ADIPOSE TRANSCRIPTOME — SIGNIFICANT ONLY IN COMBINATION Cidea (browning) +1.8 Dio2 (thermogenesis) +2.7 Lgals3 (Galectin-3) −1.2 Acta2 (α-SMA) −0.6 log2 fold-change vs control, adjusted p<0.05. Vanoglipel alone: 0 regulated adipose genes; resmetirom alone: 308; combination: 1,213. Liver: 4,976 / 4,264 / 8,535 — the combination regulates roughly double either monotherapy, including a large pool of genes neither regulates alone. REPRESENTATIVE eWAT HISTOLOGY — H&E · UCP-1 · GALECTIN-3 CON VANO RES COMBO CON VANO RES COMBO CON VANO RES COMBO GAN DIO-MASH study (Gubra): terminal eWAT histomorphometry, n=16–18/group; bulk RNA-seq of liver and eWAT FFPE. UCP-1 shown at protein level (combination vs control, trend p=0.07, not statistically significant); Ucp1 transcript not significant in either tissue. Gene counts at adjusted p<0.05. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

7 What the Data Show — and What 2027 Will Answer An honest ledger. The anti-fibrogenic signal is strong at the marker level; the regulatory endpoint is answered in the clinic 44 FIBROSIS AND FIBROGENESIS MARKERS — % REDUCTION vs CONTROL 25 22 52 30 25 28 39 34 54 0 10 20 30 40 50 60 PSR (fibrosis area) Col1a1 (collagen) α-SMA (stellate activation) % reduction vs control Vanoglipel Resmetirom Combination HOW TO READ THE THREE MARKERS PSR (picrosirius red) −39% with the combination Collagen area on histology — the quantitative readout of fibrosis burden Col1a1 −34% with the combination Type I collagen protein — deposition of new scar matrix α-SMA −54% with the combination Activated hepatic stellate cells — fibrogenesis in progress, the process vanoglipel targets directly All three moved further with the combination than with either drug alone; each is steatosis-adjusted so the fibrosis signal is not an artifact of fat clearance. Same 16-week study and endpoints as presented at ADA 2026. DEMONSTRATED – Greater NAS improvement than either drug alone; all 16 combination-treated mice improved ≥1 point – Weight and fat-mass loss in two species; mouse food intake unchanged – Vanoglipel, 108 patients: placebo-like TEAE rates (56–64%), no related SAE, no discontinuations on the vanoglipel monotherapy arms – Reduced fibrosis area, collagen and stellate activation; combination-unique adipose transcriptome NOT YET DEMONSTRATED – Histologic fibrosis-stage improvement — the regulatory endpoint, which the clinical program is designed to test – Any efficacy or tolerability of the combination in humans (Phase 2a POC planned 1H 2027) – Lean-mass sparing beyond control: combination −6.0% (mice) / −6.5% (monkeys) vs control −6% MetaVia nonclinical studies — GAN DIO-MASH mice (Gubra) and obese cynomolgus monkeys (WuXi). All combination comparisons nonclinical. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

Target Indication MASH (F2/F3 +/- F4) Class vanoglipel (GPR119 agonist) + resmetirom (THR-β agonist) combination therapy Mode of Action vanoglipel (GPR119)-mediated • Inhibition of de novo lipogenesis • Inhibition of macrophage differentiation and inflammatory activation • Inhibition of TGFβ-induced hepatic stellate cell activation resmetirom (THR-β)–mediated • Improvement of hepatic lipid metabolism Synergistic Mechanisms • Reduction of steatosis, inflammation, and fibrosis • Suppression of Col1a1, Col3a1, Ccl2, Lgals3 • White adipose remodeling with ↑UCP-1, ↑Cidea, ↑Dio2 End Points Primary: NASH resolution with no worsening of fibrosis stage, and separately, ≥1-stage improvement in liver fibrosis with no worsening of NASH activity Secondary: MRI-PDFF, VCTE, ELF, FAST, NIS-4, body weight % change, waist circumference, body composition (fat vs. lean mass), HbA1c Route of Administration Daily oral fixed-dose combination therapy Efficacy Superior fibrosis and metabolic efficacy to resmetirom monotherapy Histology • Fibrosis improvement (≥1 stage): ≥ 40% • Fibrosis improvement (≥2 stages): ≥ 20% • Inflammation reduction target ≥30% • MASH resolution target ≥ 50% Metabolic • Weight loss up to 10% (fat-selective loss) • HbA1c: ~1.0 pp ↓ • TG: 50–70% ↓ • LDL-C: 30–40% ↓ • T-CHO: 50–60% ↓ • HDL-C: 20–30% ↑ Safety and Tolerability • No titration, well-tolerated with GI safety profile similar to resmetirom • Minimal risk of hypoglycemia • No need for dose adjustment even in patients with impaired renal function • Potential for improvement in cardiovascular outcomes (non-fatal stroke, non-fatal myocardial infarction, and cardiovascular death) Vanoglipel + Resmetirom: Potential for Industry-Leading Combo Therapy Two direct liver MOAs in one once-daily oral fixed-dose combination, with weight-loss potential 8 MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026 45 TARGET PRODUCT PROFILE

9 From Combination Data to a Single Oral Tablet The regulatory, clinical, safety, supply and IP steps between today's nonclinical synergy and a fixed-dose combination for MASH 46 REGULATORY – FDA meeting on the combination data — H2 2026 – To settle: need for a combination toxicology study; biopsy requirement in Phase 2b – Vanoglipel carries the new-molecule package; resmetirom's approved label supports the THR-β component CLINICAL – Phase 2a: 12-week, non-biopsy POC, ~100 patients, start 1H 2027 — modeled on the vanoglipel Phase 2a – Phase 2b / 3 with the fixed-dose combination – Target: NDA submission 2031 SAFETY — WHAT TO EXPECT – Vanoglipel, 16 wk, N=108: TEAEs at placebo-like rates (56–64% across arms), no related SAE, no hypoglycemia, no Hy's law case – Resmetirom label: GI events most common; hepatotoxicity and gallbladder warnings — no mechanistic overlap with GPR119 – Combination watch-points: additive GI tolerability; liver enzymes tracked as both efficacy and safety SUPPLY & FORMULATION – Resmetirom sourced commercially for clinical use; co-administered in Phase 2a – Single-tablet FDC formulation developed during 2027 for Phase 2b / 3 – Once-daily oral, no renal dose adjustment, no hypoglycemia risk INTELLECTUAL PROPERTY – Vanoglipel composition-of-matter (2017) and MASH use (2018) patents – MASH combined-use patent (2021); provisional for THR-β combined use in MASH / metabolic disease (2026) – A single-tablet FDC could add up to 20 years of exclusivity PATH TO A FIXED-DOSE COMBINATION H2 2026 FDA meeting on combination data Late 2026 – Q2 2027 Combination toxicology study (if required) 1H 2027 Phase 2a POC — start 2027 FDC formulation for Phase 2b / 3 2028 → Phase 2b / 3 with the FDC 2031 NDA submission target Patents held by Dong-A ST and licensed to MetaVia; Korean registrations 10-1726819, 10-2295300, 10-2538047, provisional 10-2026-0058472. Regulatory route and study requirements subject to FDA feedback. Milestones assume regulatory and clinical success, which is not guaranteed. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

10 A Large and Growing US Patient Opportunity for the Combination Independent, patient-based assessment of the vanoglipel + resmetirom fixed-dose combination in MASH — US patients, launch 2032 47 US MASH PATIENT FUNNEL AT PEAK (2042) — WHERE THE COMBINATION FITS ~22M US adults with MASH prevalence ~19M in 2026, growing ~1% a year ~8.9M diagnosed diagnosis rate rising from 13% today to 40% by 2034 ~4.5M F2 / F3 fibrosis — the label population 50% of diagnosed patients; a further ~0.9M (10%) are F4 ~380,000 on a liver-directed therapy of ~1.7M F2 / F3 patients in specialist care; treatment rates 20% (F2) and 25% (F3) at peak ~107,000 on the vanoglipel FDC (base case) 25% of F2 and 30% of F3 liver-directed patients; ~145,000 with F4 approval PATIENTS ON THERAPY, 2032–2042 (THOUSANDS) — BASE CASE AND F4 UPSIDE ~107k +~37k 0k 40k 80k 120k 160k 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 F2 / F3 patients (base case) F4 patients (if approved for F4) WHAT DRIVES THE FORECAST 13% → 40% MASH diagnosis rate, today → 2034 (FIB-4 screening in T2D, non-invasive tests, referral pathways) 20% / 25% F2 / F3 patients in specialist care on a liver-directed therapy at peak — up from ~10% today 25% / 30% peak share of F2 / F3 liver-directed patients, with four competing liver-directed classes 10 years ramp to peak from a 2032 launch, in line with oral fixed-dose combination analogs Oral · fibrosis-first KOLs: fibrosis improvement well above resmetirom, fully oral where F2 patients resist injectables, two validated mechanisms Source: Independent US market assessment commissioned by MetaVia (revised September 24, 2026): six KOL and payer interviews, syndicated epidemiology and EMR data, EvaluatePharma analogs. Patient numbers are the assessment's base-case, patient-based model outputs; the F4 figures apply its F4-approval scenario (15% peak share). Forward-looking projections — actual results depend on clinical outcomes, approval, pricing and competition and are not guaranteed. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

Timeline and Financials Near-term catalysts across both programs — DA-1726 obesity readouts and the vanoglipel + resmetirom combination path. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026 48

1 Multiple Near-Term Catalysts to Drive Shareholder Value Both programs — DA-1726 obesity readouts and the MetALD / ALD start, then the vanoglipel + resmetirom combination path through 2027 49 2026 2027 H1 H2 H1 H2 DA-1726 Obesity → MetALD / ALD Vanoglipel + resmetirom MASH combination ✓ Q1 2026 Phase 1 Part 3 initiated (3A / 3B) Nov 2026 Part 3B interim results — oral presentation, Precision Liver Symposium Q1 2027 Part 3A / 3B topline data Nov 2026 Obesity Week poster — GLP-1/GCG comparison 2H 2027 Phase 2 in MetALD / ALD — 48-week, non-biopsy, up to 150 subjects ✓ Jun 2026 ADA poster — DIO-MASH combination (Gubra) H2 2026 FDA meeting on combination data 1H 2027 → through 2027 Phase 2a POC in MASH — 12-week, non-biopsy; starts 1H 2027 and runs through 2027 2H 2027 FDC formulation for Phase 2b / 3 Nov 2026 Obese-monkey combo data Late 2026 – Q2 2027 Combination toxicology study (if required by FDA) today DA-1726 — NEXT STEPS Part 3B interim results — oral presentation at the Precision Liver Symposium — and Obesity Week poster — Nov 2026 · Complete Part 3A / Part 3B topline data — Q1 2027 · Phase 2, 48-week, non-biopsy MetALD/ALD study, up to 150 subjects — start 2H 2027 VANOGLIPEL + RESMETIROM — NEXT STEPS FDA meeting on combination data — H2 2026 · Combination tox study — late 2026 – Q2 2027 · Phase 2a, 12-week non-biopsy POC study — start 1H 2027 · Fixed-dose combination formulation for Phase 2b/3 — 2H 2027 Milestones assume regulatory and clinical success, which is not guaranteed · Gray boxes are prospective future studies; timing and occurrence subject to various factors MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

2 Financial Overview and Capitalization Balance sheet and capitalization as of June 30, 2026, and where capital is directed 50 $12.6M cash and cash equivalents as of June 30, 2026 · no debt Into 1Q 2027 expected cash runway based on the current operating plan 6.58M common shares outstanding 15.77M fully diluted 26.8% held by Dong-A ST and affiliate 1,766,572 shares · licensor of both assets The 2027 clinical programs are contingent on additional financing. CAPITALIZATION TABLE — JUNE 30, 2026 Common stock equivalents Common stock 6,575,656 Warrants (WAEP $7.94) ⁽¹⁾ 8,959,788 Options (WAEP $4,240.22) 420 Restricted stock units 234,055 Fully diluted 15,769,919 (1) Includes (i) 2026 Series C warrants to purchase 4,478,322 shares, expiring January 2031, exercise price $3.10; (ii) 2026 Series D warrants to purchase 3,758,822 shares, expiring January 2028, exercise price $3.10; (iii) 2024 Series B milestone-based warrants to purchase 693,962 shares, expiring September 2029, exercise price $43.23; (iv) 2024 placement agent warrants to purchase 11,564 shares, expired July 2026, exercise price $54.0375; (v) 2022 Series B warrants to purchase 16,176 shares, expiring December 2027, assumed exercise price $0.00; and (vi) 2021 warrants to purchase 942 shares, expired July 2026, exercise price $15,919.20. No ratchets, price resets or anti-dilution provisions. CAPITAL PRIORITIES DA-1726 – Complete Part 3A / 3B — topline Q1 2027; Part 3B interim oral presentation (Precision Liver Symposium) and Obesity Week, Nov 2026 – Prepare the 48-week, non-biopsy Phase 2 in MetALD / ALD — start 2H 2027 VANOGLIPEL + RESMETIROM – FDA meeting H2 2026; Phase 2a proof-of-concept — start 1H 2027 – Combination toxicology (if required) and single-tablet FDC formulation for Phase 2b / 3 CORPORATE – Lean operating model — CROs, development partners and Dong-A ST; disciplined G&A – Business-development optionality on both programs as data mature Cash, share and warrant data per company records as of June 30, 2026. Runway estimate based on current operating plan. Milestones assume regulatory and clinical success, which is not guaranteed. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

Positioned for Value Creation Two assets on one liver continuum, both with human data, both with a defined next study and a date 51 WHAT WE HAVE – DA-1726: −68% liver fat, −13.5% weight and −0.24 pp HbA1c, all placebo-adjusted, at Day 109, with no new GI adverse events after Week 9 – Vanoglipel: ALT, liver fat and inflammation markers improved in 109 patients; weight-neutral; placebo-like adverse-event rates, no discontinuations on monotherapy arms – Combination: greater NAS improvement than either drug alone; weight loss only in combination, in two species WHAT COMES NEXT – H2 2026 — FDA meeting on the combination · Nov 2026 — Part 3B interim oral presentation (Precision Liver Symposium) and Obesity Week poster – Q1 2027 — DA-1726 Part 3A / 3B topline – 1H 2027 — combination Phase 2a start · 2H 2027 — DA-1726 Phase 2 in MetALD / ALD WHY IT MATTERS – MetALD is a 10.7M-patient US indication with nothing approved and no Phase 3 program – The MASH incumbent has a $1B+ run-rate and is building its own combination — the thesis is validated by the leader – Both programs are liver-directed and differentiated from the weight-only incretin field — one oral, one once-weekly INVESTOR CONTACTS MetaVia Inc. Marshall H. Woodworth · Chief Financial Officer +1 919.749.8748 · marshall.woodworth@metaviatx.com Rx Communications Group Michael Miller · Investor Relations +1 917.633.6086 · mmiller@rxir.com Nasdaq: MTVA · metaviatx.com Milestones assume regulatory and clinical success, which is not guaranteed. Combination data are nonclinical. MetaVia Inc. — DA-1726 & vanoglipel programs, November 2026

52 Appendix

53 Poster on Gubra DIO-MASH Model Translation to Clinical

Liver Int. 2024 Jul;44(7):1526-1536 Potential Algorithm to Manage Resmetirom Treatment in Clinical Practice